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                                                                    EXHIBIT 10.7

                       FIRST AMENDMENT TO LOAN AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AGREEMENT (hereinafter called the "First Amendment") executed as of the 20th day of September, 1995, by and between NATIONAL ENERGY GROUP, INC., a Delaware corporation (hereinafter referred to as the "Borrower") and BANK ONE, TEXAS, N.A., a national banking association (hereinafter referred to as "Bank").

                              W I T N E S S E T H:

         WHEREAS, Borrower and Bank entered into a Loan Agreement dated as of June 30, 1995 (the "Loan Agreement") under the terms of which Bank agreed to provide Borrower with a revolving loan facility in the amount of $30,000,000.00 and an advance line of credit in the amount of $3,000,000; and

         WHEREAS, Borrower and Bank have agreed to make certain other changes to the Loan Agreement.

         NOW, THEREFORE, the parties hereby agree to amend the Loan Agreement as follows:

         1. Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Loan Agreement.

         2. Section 13(g) is hereby amended by renumbering subsection ("iv") to ("v") and inserting a new subsection "(iv)" therein as follows:

                 "(iv) indebtedness incurred by Borrower to purchase equity securities issued by publicly traded oil and gas companies; provided, that such indebtedness shall not exceed (x) $1,015,000 on September 30, 1995, or (y) $750,000 on December
                 31, 1995 and thereafter, and further, provided, that immediately before and after giving effect thereto no default or Event of Default shall exist; or"

         3. Section 14 shall be amended by adding a new subsection "(k)" thereto as follows:

                 "(k) Borrower shall receive a margin call on indebtedness permitted pursuant to Section 13(g)(iv) hereof."

         4. This First Amendment shall be effective as of the date first above written (the "Effective Date").




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         5.      The obligation of the Bank under this First Amendment shall be subject to the following conditions precedent:

                 (a)      Execution and Delivery.  Borrower shall have executed
         and delivered to the Bank      this First Amendment and other required
         documents, all in form and substance satisfactory to the Bank;

                 (b) Resolutions. Bank shall have received appropriate certified resolutions for the Borrower;

                 (c) Other Documents. The Bank shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Bank or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Bank; and

                 (d) Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for the Bank retained at the expense of Borrower.

         6. Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the representations, warranties, indemnities and affirmative and negative covenants of the Borrower contained in the Loan Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Loan Agreement, including, without limitation, all representations, warranties and affirmative and negative covenants.

         7. Borrower hereby represents and warrants that all factual information heretofore and contemporaneously furnished by or on behalf of Borrower to Bank for purposes of or in connection with this First Amendment does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein from being misleading. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower made under the Loan Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time given. Each of the representations and warranties made under the Loan Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this First Amendment or any investigation by Bank.

         8. WRITTEN LOAN AGREEMENT. THE LOAN AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.





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THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

         IN WITNESS WHEREOF, the parties have caused this First Amendment to Loan Agreement to be duly executed as of the date first above written.


                                        BORROWER:

                                        NATIONAL ENERGY GROUP, INC.
                                        a Delaware corporation



                                        By: /s/ Miles D. Bender
                                           ------------------------------------
                                            Miles D. Bender, President

                                        BANK:

                                        BANK ONE, TEXAS, NA.,
                                        a national banking association



                                        By: /s/ Wm. Mark Cranmer
                                           ------------------------------------
                                            Wm. Mark Cranmer,
                                            Vice President





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